Supplement to the
Fidelity's Arizona Municipal Funds
October 29, 2022
Prospectus

On November 16, 2022, Fidelity® Arizona Municipal Money Market Fund did not receive sufficient votes of shareholders to attain quorum with respect to the proposal to approve an Agreement and Plan of Reorganization between Fidelity® Arizona Municipal Money Market Fund and Fidelity® Municipal Money Market Fund. In light of the failure to attain quorum, Fidelity® Arizona Municipal Money Market Fund will liquidate pursuant to a plan of liquidation approved by the Fidelity® Arizona Municipal Money Market Fund's Board of Trustees on July 14, 2022.  The fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about January 13, 2023.  This date may be changed without notice at the discretion of the fund,s officers. Effective after the close of business on December 1, 2022, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund,s liquidation.

The following information is no longer applicable for Fidelity® Arizona Municipal Money Market Fund found in the "Fund Summary" section under the "Principal Investment Strategies" heading.

Proposed Reorganization. The Board of Trustees of Fidelity Union Street Trust II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity® Arizona Municipal Money Market Fund and Fidelity® Municipal Money Market Fund pursuant to which Fidelity® Arizona Municipal Money Market Fund would be reorganized on a tax-free basis with and into Fidelity® Municipal Money Market Fund.
As a result of the proposed Reorganization, shareholders of Fidelity® Arizona Municipal Money Market Fund would receive shares of Fidelity® Municipal Money Market Fund.
The Agreement provides for the transfer of all of the assets of Fidelity® Arizona Municipal Money Market Fund in exchange for shares of Fidelity® Municipal Money Market Fund equal in value to the net assets of Fidelity® Arizona Municipal Money Market Fund and the assumption by Fidelity® Municipal Money Market Fund of all of the liabilities of Fidelity® Arizona Municipal Money Market Fund. After the exchange, Fidelity® Arizona Municipal Money Market Fund will distribute the Fidelity® Municipal Money Market Fund shares to its shareholders pro rata, in liquidation of Fidelity® Arizona Municipal Money Market Fund. As a result, shareholders of Fidelity® Arizona Municipal Money Market Fund will become shareholders of Fidelity® Municipal Money Market Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of Fidelity® Arizona Municipal Money Market Fund is expected to be held on or about November 16, 2022 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity® Arizona Municipal Money Market Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about December 2, 2022. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity® Arizona Municipal Money Market Fund. Following a failure to obtain shareholder approval, prior to such liquidation, the fund will be closed to new purchases and the assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Municipal Money Market Fund, please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
AZI-SPZ-PSTK-1222-139 1.713591.139	December 1, 2022